SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 398, Jeffersonville, New York 12748

(Address of principal executive offices)

Registrant’s telephone number, including area code: (845) 482-4000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press release, dated April 29, 2003.

Item 9.   Regulation FD Disclosure.

(Information provided under Item 12)

On April 29, 2003, Jeffersonville Bancorp issued a press release describing its results of operations for the first quarter of 2003. That press release is furnished as Exhibit 99.1 to this report. The press release is being furnished pursuant to Item 12 of Form 8-K and is being presented herewith under Item 9 as provided in the Securities and Exchange Commission’s release, Final Rule; Interim Guidance regarding Form 8-K, Item 11 and Item 12 filing requirements (Release No. 34-47583).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP (Registrant)

/s/ Raymond Walter Raymond Walter Vice President

Date: April 29, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 29, 2003.